UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	November 14, 2016

CHC GROUP LTD.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-36261	98-0587405
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Elgin Avenue George Town, KY1-9005 Cayman Islands
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 276-7500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

As previously reported, on May 5, 2016, CHC Group Ltd. (the “Company”), and certain of its subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the Northern District of Texas (the “Bankruptcy Court”), seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). On November 11, 2016, the Debtors filed the joint chapter 11 plan of reorganization and the related disclosure statement (the “Disclosure Statement”) with the Bankruptcy Court. The Debtors will file exhibits to the Disclosure Statement at a future date.

In connection with the Debtors’ chapter 11 cases, the Company entered into confidential discussions (which discussions continue as of the date hereof) with, and disclosed certain confidential information regarding the Debtors (the “Disclosed Materials”) to, certain holders of the Debtors’ debt (the “Noteholders”). Pursuant to nondisclosure agreements entered into with the Noteholders, the Company has agreed to disclose publicly the Disclosed Materials. In fulfillment of this obligation, and solely to comply with the terms of such nondisclosure agreements, the Company is disclosing the materials in Exhibit 99.1 hereto. The Disclosed Materials are included herein only because they were provided to such Noteholders. The Disclosed Materials were not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. Projections included in the Disclosed Materials (“projections”) do not purport to present financial condition in accordance with accounting principles generally accepted in the United States. The Company’s independent accountants have not examined, compiled or otherwise applied procedures to the projections and, accordingly, do not express an opinion or any other form of assurance with respect to the projections. The projections were prepared for internal use, capital budgeting and other management decisions and are subjective in many respects. The projections reflect numerous assumptions made by management of the Company with respect to financial condition, business and industry performance, general economic, market and financial conditions, and other matters, all of which are difficult to predict, and many of which are beyond the Company’s control. Accordingly, there can be no assurance that the assumptions made in preparing the projections will prove accurate. It is expected that there will be differences between actual and projected results, and the differences may be material, including due to the occurrence of unforeseen events occurring subsequent to the preparation of the projections. The inclusion of the projections herein should not be regarded as an indication that the Company or its affiliates or representatives consider the projections to be a reliable prediction of future events, and the projections should not be relied upon as such. Neither the Company nor any of its affiliates or representatives has made or makes any representation to any person regarding the ultimate performance of the Company or its subsidiaries compared to the projections, and none of them undertakes any obligation to publicly update the projections to reflect circumstances existing after the date when the projections were made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the projections are shown to be in error.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The information contained in this Item 7.01 has not been reviewed or approved by the Bankruptcy Court, and shall not be deemed to be a solicitation of any acceptance or rejection of any plan of reorganization.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K, accompanying exhibit(s), and other statements that we may make, contain forward-looking statements. Forward-looking statements are statements that are not historical facts and include statements about our expectations for the timing and execution of our restructuring plan, our future financial condition and future business plans and expectations, the effect of, and our expectations with respect to, the operation of our business, adequacy of financial resources and commitments and operating expectations during the pendency of our court proceedings. Such forward-looking statements are based upon the current beliefs and expectations of our management, but are subject to risks and uncertainties, which could cause actual results and/or the timing of events to differ materially from those set forth in the forward-looking statements, including, among others: we filed for protection under Chapter 11 of the United States Bankruptcy Code and are subject to the risks and uncertainties associated with bankruptcy; operating under Chapter 11 may restrict our ability to pursue our business strategies; our people face considerable uncertainty due to the Chapter 11 proceedings; we may suffer from a protracted restructuring; our ability to emerge from Chapter 11 and operate profitably thereafter will depend on increasing our revenue, lowering our costs, and obtaining sufficient financing or other capital to operate successfully; we have substantial liquidity needs, and due to our current Chapter 11 proceedings, may not be able to obtain any equity or debt financings in the capital market for the foreseeable future; we may be subject to claims that are not discharged in the Chapter 11 proceedings; our restructuring efforts through the Chapter 11 proceedings may be expensive; our fleet reduction plan may result in a significant loss of market share and profit margins; we have a history of net losses; our substantial level of indebtedness, operating lease commitments, purchase and other commitments could materially adversely affect our ability to fulfill our obligations under our debt agreements, our ability to react to changes in our business and our ability to incur additional debt to fund future needs; all flights with the aircraft type H225 and AS332 L2 have been temporarily grounded which may cause a material and adverse impact to our financial viability; our operations and fleet are heavily reliant on Airbus helicopters; operating helicopters involves a degree of inherent risk and we are exposed to the risk of losses from safety incidents; if we are unable to mitigate potential losses through a robust safety management and insurance coverage program, our financial condition would be jeopardized in the event of a safety or other hazardous incident; failure to maintain standards of acceptable safety performance could have an adverse impact on our ability to attract and retain customers and could adversely impact our reputation, operations and financial performance; our operations are largely dependent upon the level of activity in the oil and gas industry; the oil and gas industries on which we are largely dependent are suffering through a severe downturn, resulting in significant negative impact on demand for our services, and no assurance can be given that the downturn will not continue to be prolonged; many of the markets in which we operate are highly competitive, and if we are unable to effectively compete, it may result in a loss of market share or a decrease in revenue or profit margins; we rely on a limited number of large offshore helicopter support contracts with a limited number of customers. If any of these are terminated early or not renewed, our revenues could decline; negative publicity may adversely impact us; our fixed operating expenses and long-term contracts with customers could adversely affect our business under certain circumstances; we depend on a small number of helicopter manufacturers and any safety issues can severely limit our ability to continue operating helicopters already in our fleet; we depend on a limited number of third-party suppliers for helicopter parts and subcontract services; restructuring of our operations and organizational structure may lead to significant costs; our business requires substantial capital expenditures, lease and working capital financing, which we are currently blocked from accessing through the capital and banking markets. Any further deterioration of current industry or business conditions, the capital and banking markets or a prolonged period in Chapter 11 proceedings generally could adversely impact our business, financial condition and results of operations; we rely on the secondary used helicopter market to dispose of our older helicopters and parts due to our ongoing fleet modernization efforts; our operations are subject to extensive regulations which could increase our costs and adversely affect us; our MRO business, Heli-One, could suffer if licenses issued by OEMs and/or governmental authorities are not renewed or we cannot obtain additional licenses; we derive significant revenue from non-wholly owned variable interest entities. If we are unable to maintain good relations with the other owners of such non-wholly owned entities, our business, financial condition or results of operations could be adversely affected; our operations may suffer due to political and economic uncertainty; our business in countries with a history of corruption and transactions with foreign governments increases the compliance risks associated with our international activities; we are subject to extensive federal, state, local and foreign environmental, health and safety laws, rules, regulations and ordinances that could have an adverse impact on our business; we are subject to many different forms of taxation in various jurisdictions throughout the world, which could lead to disagreements with tax authorities regarding the application of tax laws; the offshore helicopter services industry is cyclical; we are exposed to foreign currency risks; our failure to hedge exposure to fluctuations in foreign currency exchange rates effectively could unfavorably affect our financial performance; we are exposed to credit risks; our customers may seek to shift risk to us; if oil and gas companies undertake cost reduction methods, there may be an adverse effect on our business; reductions in spending on helicopter services by government agencies could lead to modifications of SAR and EMS contract terms or delays in receiving payments, which could adversely impact our business, financial condition and results of operations; failure to develop or implement new technologies and disruption to our systems could affect our results of operations; we rely on information technology, and if we are unable to protect against service interruptions, data corruption, cyber-based attacks or network security breaches, our operations could be disrupted and our business could be negatively affected; the loss of key personnel could affect our growth and future success; labor problems could adversely affect us; if the assets in our defined benefit pension plans are not sufficient to meet the plans’ obligations, we could be required to make substantial cash contributions and our liquidity could be adversely affected; adverse results of legal proceedings could materially and adversely affect our business, financial condition or results of operations; in the event we are or become treated as a passive foreign investment company, or PFIC, for U.S. federal income tax purposes, our U.S. shareholders could be subject to adverse U.S. federal income tax consequences; we are controlled by a shareholder group, which might have interests that conflict with ours or the interests of our other shareholders; due to our Chapter 11 proceedings, we believe our ordinary shares have no value and any investment in our shares is highly speculative; the market for our ordinary shares historically has experienced significant price and volume fluctuations; we have not paid dividends on our ordinary shares historically and will likely not pay any cash dividends on our ordinary or preferred shares for the foreseeable future; pursuant to the terms of the preferred shares, which rank senior to our ordinary shares, we are required to pay regular cash dividends or issue shares in respect of amounts accrued as dividends on the preferred shares, and we may be required under certain circumstances to repurchase the preferred shares; we are currently unable to pay such obligations while we are in Chapter 11 proceedings and are likely to not pay any cash dividends for the foreseeable future; our preferred shares have rights, preferences and privileges that are not held by, and are preferential to the rights of, holders of our ordinary shares. Such preferential rights could adversely affect our liquidity and financial condition, and may result in the interests of the holders of our preferred shares differing from those of the holders of our ordinary shares; we are a holding company and, accordingly, are dependent upon distributions from our subsidiaries to generate the funds necessary to meet our financial obligations and pay dividends; the requirements of being a public company may strain our resources and distract our management; provisions of our articles of association and Cayman Islands corporate law may discourage or prevent an acquisition of us which could adversely affect the value of our ordinary shares; our organizational documents contain a variety of anti-takeover provisions that could delay, deter or prevent a change in control; shareholder rights under Cayman Islands law may differ materially from shareholder rights in the United States, which could adversely affect the ability of us and our shareholders to protect our and their interests; as a shareholder, you might have difficulty obtaining or enforcing a judgment against us because we are incorporated under the laws of the Cayman Islands; our major investors, Clayton, Dubilier & Rice (“CD&R”) and First Reserve Management, L.P., may compete with us, and our articles of association contain a provision that expressly permits our non-employee directors to compete with us; and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K, as amended, for the year ended April 30, 2016. The Company’s filings with the Securities and Exchange Commission are available at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements speak only as of the date on which they are made and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. No assurances can be given that our efforts to effectively reorganize under Chapter 11 of the Bankruptcy Code will ultimately be successful or that we will succeed in strengthening our balance sheet or increase our financial flexibility. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Release of Private Information – Management Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHC Group Ltd.

November 14, 2016	By:	/s/ Hooman Yazhari
Name: Hooman Yazhari
Title: Senior Vice President, Legal and Administration

Exhibit Index

Exhibit No.	Description
99.1	Release of Private Information – Management Presentation